Lazard Global Total Return and Income Fund, Inc.

First Quarter Report

March 31, 2015

Lazard Global Total Return and Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the quarter ended March 31, 2015. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

For the first quarter of 2015, the Fund’s net asset value (“NAV”) performance slightly underperformed its benchmark, the MSCI World® Index (the “Index”). We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2015)

For the first quarter of 2015, the Fund’s NAV returned 2.2%, slightly underperforming the Index return of 2.3%. Over the past 12-month period, the Fund’s NAV performance of -2.3% has significantly underper-formed the Index return of 6.0%. Due to this recent weak performance, the Fund’s NAV performance over longer time periods and since inception is now also lagging the benchmark. Shares of LGI ended the first quarter of 2015 with a market price of $16.14, representing a 10.0% discount to the Fund’s NAV of $17.94.

The Fund’s net assets were $172.3 million as of March 31, 2015, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $206.6 million, representing a 16.6% leverage rate. This leverage rate is lower than that at the end of the fourth quarter of 2014 (22.9%), and below the maximum permitted leverage rate of 33⅓%.

Within the global equity portfolio, stock selection within the health care and energy sectors contributed positively to performance in the first quarter. In contrast, stock selection within the US detracted from performance for the quarter.

Performance for the smaller, short duration1 emerging markets currency and debt portion of the Fund was weak in the first quarter, and has been a meaningful negative contributor to performance over the last couple of years. However, it has contributed positively to performance since the Fund’s inception.

As of March 31, 2015, 79.9% of the Fund’s total leveraged assets consisted of global equities, 19.1% consisted of emerging market currency and debt instruments, and 1.0% consisted of cash and other assets.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share is $0.09282, representing a distribution yield of 6.9% based on the Fund’s market price of $16.14 as of close of trading on the NYSE on March 31, 2015. It is currently estimated that of the $0.27846 distributed per share in the first quarter, $0.17948 may represent a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Message from the Portfolio Managers

Global Equity Portfolio

(79.9% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with, we believe, strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; Citigroup, a US-based financial services company; Canon, a Japanese manufacturer and distributor of network digital multifunction devices, copying machines, printers and cameras; and Total, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of March 31, 2015, 47.7% of these stocks were based in North America, 27.7% were based in continental Europe (not including the United Kingdom), 13.8% were from the United Kingdom, 6.8% were from Japan, and 4.0% were from the rest of Asia (not including Japan). The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2015, were financials (19.8%), which includes banks, diversified financials, insurance, and real estate; and health care (16.9%), which includes health care equipment and services, and pharmaceuticals biotechnology and life sciences. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, industrials, information technology, materials, and telecom services. The average dividend yield on the securities held in the global equity portfolio was approximately 3.0% as of March 31, 2015.

Global Equity Markets Review

Global markets rose in local currency terms during the quarter, as investors hoped that accommodative central bank actions taken by governments in Europe and Asia would spur economic growth. In the US, markets rose as investors continued to weigh the prospects of a self-sustaining economic recovery against the potential effects of an interest rate increase expected later this year. European markets rallied in local currency terms after the European Central Bank announced an aggressive bond-buying program, aimed at boosting economic growth in the region. In the emerging markets, Chinese stocks rose after the government announced quarterly GDP growth of 7.3%, exceeding many economists’ expectations. However, the market did experience volatility over the quarter as low oil prices, a strengthening US dollar, and the prospect of the rate increases by the US Federal Reserve concerned some investors.

What Helped and What Hurt LGI

Stock selection in the health care sector contributed to performance. Shares of Danish pharmaceutical company Novo Nordisk rose after the company announced that it would be refiling its new insulin drug Tresiba with the FDA, raising investor optimism that the drug would be approved. We continue to like Novo Nordisk as we believe it has favorable positioning in non-US markets, high levels of financial productivity, and that it is attractively valued. Stock selection in the information technology and energy sectors also helped returns. Halliburton, a provider of energy services and engineering and construction services for the energy industry, bounced back from recent weakness as oil prices stabilized from the steep declines experienced in the fourth quarter of 2014; we believe Halliburton will benefit strongly from any recovery in oil prices in the longer term. Another strong performer was Apple, whose shares rose after the company reported quarterly earnings that exceeded expectations, driven by new product demand and market share gains. We continue to hold Apple as we believe the company has a strong balance sheet and potential for further capital returns, and that its leading platform in the smart phone and tablet markets will continue to drive growth.

In contrast, stock selection within the US detracted from performance. Shares of American Express, a global credit card company and provider of travel services, declined as the company saw its relationships with Costco and Jet Blue being cut. We continue to

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

believe the stock offers good value as we see future profitability remaining strong. Shares of Intel, a manufacturer of computer components and related parts, declined after management guided that its first quarter revenues would be lower due to slowing desktop sales and on the back of increasing competition. Intel remains an attractive franchise with solid returns, strong cash flow and an attractive dividend yield. While reliance on an uncertain PC market remains, we are impressed with the company’s ability to make aggressive decisions to limit negative leverage. Shares of media company Viacom fell amid speculation that Dish Network would drop some of Viacom’s channels. We believe the concerns are overdone, as Viacom’s contract with Dish does not expire in 2015 and we believe that it will ultimately be renewed. Furthermore, we expect Viacom to benefit from affiliate fee growth, and we like its strong free-cash-flow generation and ongoing return of capital to shareholders.

Emerging Market Currency and Debt Portfolio

(19.1% of total leveraged assets)

The Fund also seeks income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of March 31, 2015, this portfolio consisted of forward currency contracts (60.7%) and sovereign debt obligations (39.3%). The average duration of the emerging market currency and debt portfolio increased relative to the fourth quarter of 2014, with the first quarter duration at approximately 21 months, while the average yield decreased from 8.1%2 at the end of December 31, 2014 to 7.5% on March 31, 2015.

Emerging Market Currency and Debt Market Review

Emerging markets local currency and debt markets were generally weaker during the first quarter, but seemed to gain momentum toward the end of March as the US Federal Reserve became increasingly dovish and started to show concern over the strength of the US dollar. Active management and security selection aided in to significant outperformance in several emerging markets local markets, but still led to a quarter in which we were down 35 basis points net of all fees. While we are disappointed the negative absolute return, there are a few developments that keep us optimistic looking ahead.

What Helped and What Hurt LGI

Central Europe was the strongest contributor during the quarter. Serbia, Hungary, Poland, and Romania contributed positively as exposure to these countries was held versus the euro which weakened by 11% during the period. Security selection added to performance in Romania, Serbia, and Hungary where local debt rallied amid high real rates and a disinflationary backdrop. Kazakhstan benefited from high devaluation risk premiums (40% to 50%) as forwards rolled toward maturity and the tenge was steady. Heavy exposure to India, the top-performing Asian local market, contributed positively as well. In China, the strategy’s largest exposure benefited from stronger forward fixing levels along with relatively high yield (4% to 5%) on this low-volatility currency. The strategy also benefited from avoiding exposure to the Czech Republic where the koruna weakened by 12% (versus the dollar) due to euro linkages and loose monetary policy.

Conversely, several countries detracted from results. Turkey detracted due to lira weakness stemming from political interference with the central bank and electoral risk ahead of June elections. We held a reduced position in the lira due to its high yield, in terms of trade benefit from lower oil prices. Zambia detracted due to lower prices on copper (its main export), a proposed revision to mining royalties and dollar demand from corporates. A small Russian exposure during January detracted due to geopolitics and lower oil prices, despite non-deliverable forward yields near 20%. We subsequently cut the position and missed the ruble’s strong rally during February and March. Colombia, Mexico, and Malaysia hurt performance, partially due to the negative impact of lower oil prices on growth and the current accounts in those countries. Indonesia detracted due to rupiah weakness following a surprise rate cut and the central bank’s signaled intervention bias to manage currency volatility. Security selection in four-year local debt mitigated losses in Indonesia as our bond holding rallied modestly.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of March 31, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Average Annual Total Returns*
Periods Ended March 31, 2015
(unaudited)

	One Year	Five Years	Ten Years
Market Price	-0.55%	8.35%	6.57%
Net Asset Value	-2.29%	7.13%	5.56%
MSCI World Index	6.03%	10.01%	6.39%

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

Lazard Global Total Return and Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings March 31, 2015 (unaudited)

Security	Value	Percentage of Net Assets
Mitsubishi UFJ Financial Group, Inc. Sponsored ADR	$6,536,598	3.8%
Apple, Inc.	6,246,386	3.6
International Business Machines Corp.	6,172,830	3.6
Cisco Systems, Inc.	6,066,510	3.5
Novo Nordisk A/S Sponsored ADR	5,605,950	3.3
Assa Abloy AB ADR	5,569,967	3.2
Citigroup, Inc.	5,481,728	3.2
HSBC Holdings PLC Sponsored ADR	5,298,153	3.1
Pfizer, Inc.	5,210,359	3.0
Sanofi ADR	5,201,088	3.0

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments

March 31, 2015 (unaudited)

Description	Shares	Value
Common Stocks—95.8%

Australia—1.1%
BHP Billiton, Ltd. Sponsored ADR	38,500	$1,789,095

Denmark—3.3%
Novo Nordisk A/S Sponsored ADR	105,000	5,605,950

Finland—1.6%
Sampo Oyj, A Shares ADR	109,500	2,763,780

France—5.7%
GDF Suez Sponsored ADR	75,981	1,505,564
Sanofi ADR	105,200	5,201,088
Total SA Sponsored ADR	64,000	3,178,240
		9,884,892

Germany—5.5%
Bayerische Motoren Werke AG ADR	124,900	5,178,978
SAP SE Sponsored ADR	59,300	4,279,681
		9,458,659

Italy—1.5%
Eni SpA Sponsored ADR	74,250	2,569,793

Japan—6.5%
Canon, Inc. Sponsored ADR	44,700	1,581,039
Mitsubishi UFJ Financial Group, Inc. Sponsored ADR	1,050,900	6,536,598
Sumitomo Mitsui Financial Group, Inc. Sponsored ADR	393,600	3,046,464
		11,164,101

Singapore—2.8%
Singapore Telecommunications, Ltd. ADR	151,100	4,814,802

Sweden—3.2%
Assa Abloy AB ADR	187,100	5,569,967

Switzerland—5.7%
Novartis AG Sponsored ADR	38,700	3,816,207
UBS AG	154,572	2,886,740
Zurich Insurance Group AG ADR	92,500	3,136,028
		9,838,975

United Kingdom—13.2%
BP PLC Sponsored ADR	102,155	3,995,282
British American Tobacco PLC Sponsored ADR	37,700	3,912,129
GlaxoSmithKline PLC Sponsored ADR	80,200	3,701,230
HSBC Holdings PLC Sponsored ADR	124,399	5,298,153
Unilever PLC Sponsored ADR	99,100	4,133,461
Wm Morrison Supermarkets PLC ADR	120,300	1,717,884
		22,758,139

United States—45.7%
American Express Co.	43,800	3,421,656
Apple, Inc.	50,200	6,246,386
Chevron Corp.	46,000	4,829,080
Cisco Systems, Inc.	220,400	6,066,510
Citigroup, Inc.	106,400	5,481,728
ConocoPhillips	53,100	3,306,006
Emerson Electric Co.	67,600	3,827,512
Halliburton Co.	89,900	3,944,812
Honeywell International, Inc.	37,200	3,880,332
Intel Corp.	104,100	3,255,207
International Business Machines Corp.	38,460	6,172,830
Joy Global, Inc.	66,400	2,601,552
Merck & Co., Inc.	75,300	4,328,244
PepsiCo, Inc.	41,100	3,929,982
Pfizer, Inc.	149,766	5,210,359
United Technologies Corp.	33,400	3,914,480
Viacom, Inc., Class B	46,800	3,196,440
Wal-Mart Stores, Inc.	62,800	5,165,300
		78,778,416

Total Common Stocks
(Identified cost $148,349,159)		164,996,569

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2015 (unaudited)

	Principal
	Amount
Description	(000) (a)	Value
Foreign Government
Obligations—11.9%

Brazil—0.6%
Brazil NTN-B:
6.00%, 08/15/16	503	$407,861
6.00%, 08/15/18	850	685,659
		1,093,520

Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	305,000	121,375

Hungary—1.8%
Hungary Government Bond,
7.50%, 11/12/20	695,980	3,097,184

Indonesia—0.7%
Indonesia Government Bond,
7.875%, 04/15/19	16,553,000	1,296,388

Israel—0.8%
Israel Government Bond–Galil,
5.00%, 04/30/15	4,320	1,432,085

Mexico—2.9%
Mexican Bonos,
4.75%, 06/14/18	44,300	2,905,764
Mexican Udibonos,
2.50%, 12/10/20	31,204	2,051,052
		4,956,816

Romania—1.3%
Romania Government Bonds:
5.85%, 04/26/23	7,150	2,075,341
5.80%, 07/26/27	600	180,499
		2,255,840

Serbia—0.8%
Serbia Treasury Bonds:
10.00%, 02/06/19	31,200	280,535
10.00%, 03/20/21	59,620	522,069
10.00%, 06/05/21	74,530	642,060
		1,444,664

South Africa—1.5%
Republic of South Africa:
10.50%, 12/21/26	12,100	1,203,497
8.25%, 03/31/32	16,060	1,322,259
		2,525,756

Uganda—0.9%
Uganda Government Bond,
12.875%, 05/19/16	1,224,300	395,379
Uganda Treasury Bills:
0.00%, 05/28/15	1,033,500	340,090
0.00%, 09/03/15	1,004,000	320,177
0.00%, 09/17/15	567,600	179,167
0.00%, 10/29/15	915,700	285,378
		1,520,191

Uruguay—0.3%
Republica Orient Uruguay,
5.00%, 09/14/18	11,538	458,447

Zambia—0.2%
Zambia Treasury Bill,
0.00%, 06/15/15	2,700	341,300

Total Foreign Government
Obligations
(Identified cost $22,806,677)		20,543,566

Description	Shares	Value
Short-Term Investment—0.7%
State Street Institutional Treasury
Money Market Fund
(Identified cost $1,248,476)	1,248,476	$1,248,476

Total Investments—108.4%
(Identified cost $172,404,312) (b), (c)		$186,788,611
Liabilities in Excess of Cash
and Other Assets—(8.4)%		(14,446,209)
Net Assets—100.0%		$172,342,402

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2015 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2015:

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
BRL	SCB	04/24/15	2,844,390	$885,000	$886,382	$1,382	$—
BRL	SCB	04/24/15	4,504,659	1,374,000	1,403,762	29,762	—
CLP	HSB	04/27/15	817,767,500	1,310,000	1,306,860	—	3,140
CLP	SCB	06/09/15	789,690,750	1,263,000	1,256,786	—	6,214
CLP	UBS	04/17/15	863,303,700	1,362,000	1,380,734	18,734	—
CNH	BRC	04/02/15	1,229,917	198,000	198,183	183	—
CNH	BRC	05/04/15	1,229,917	197,450	197,436	—	14
CNH	HSB	04/02/15	6,785,687	1,078,000	1,093,416	15,416	—
CNH	HSB	04/17/15	10,940,710	1,738,000	1,759,852	21,852	—
CNH	HSB	05/04/15	6,785,687	1,089,317	1,089,291	—	26
CNY	HSB	09/10/15	16,553,753	2,623,000	2,628,542	5,542	—
COP	HSB	04/09/15	2,183,446,000	862,000	839,420	—	22,580
COP	SCB	04/24/15	4,210,493,000	1,582,000	1,615,612	33,612	—
DOP	CIT	04/09/15	37,388,340	821,000	834,207	13,207	—
EGP	BNP	04/06/15	1,871,100	244,269	244,867	598	—
EGP	BNP	04/20/15	2,037,050	262,000	265,218	3,218	—
EGP	BNP	06/10/15	1,708,030	218,000	218,370	370	—
EGP	CIT	05/11/15	3,807,250	485,000	492,010	7,010	—
EGP	CIT	05/18/15	2,838,080	362,000	365,908	3,908	—
EGP	JPM	04/14/15	1,836,750	237,000	239,666	2,666	—
EUR	JPM	06/10/15	484,000	555,801	520,905	—	34,896
IDR	JPM	04/13/15	12,256,650,000	945,000	934,880	—	10,120
IDR	JPM	05/11/15	20,118,560,000	1,562,000	1,525,040	—	36,960
ILS	JPM	05/04/15	3,427,011	855,000	861,181	6,181	—
INR	HSB	04/13/15	40,211,740	624,261	641,374	17,113	—
INR	HSB	04/23/15	88,216,128	1,404,000	1,404,167	167	—
INR	SCB	05/27/15	67,367,200	1,070,000	1,064,817	—	5,183
INR	SCB	06/23/15	78,778,560	1,234,000	1,238,125	4,125	—
KRW	CIT	04/13/15	1,567,909,440	1,424,000	1,412,719	—	11,281
KRW	CIT	05/26/15	1,029,044,160	927,000	925,902	—	1,098
KRW	SCB	04/13/15	993,462,800	902,000	895,131	—	6,869
KWD	BNP	08/06/15	291,676	1,017,000	967,225	—	49,775
KWD	CIT	08/18/15	241,629	842,000	801,074	—	40,926
KZT	CIT	06/11/15	47,706,010	251,482	233,710	—	17,772
KZT	CIT	06/12/15	108,679,000	572,899	531,598	—	41,301
KZT	HSB	04/28/15	87,492,500	443,000	461,412	18,412	—

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2015 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2015 (concluded):

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
KZT	JPM	05/18/15	59,251,000	$307,000	$302,695	$—	$4,305
MYR	CIT	04/27/15	2,005,302	547,000	540,232	—	6,768
MYR	SCB	06/05/15	6,088,440	1,626,403	1,634,930	8,527	—
PHP	HSB	04/13/15	71,126,980	1,598,000	1,589,998	—	8,002
PHP	HSB	04/30/15	73,435,228	1,633,999	1,640,039	6,040	—
PLN	JPM	05/04/15	3,282,082	885,458	865,165	—	20,293
PLN	JPM	05/04/15	6,518,390	1,754,319	1,718,265	—	36,054
PLN	JPM	06/08/15	3,306,653	882,574	870,636	—	11,938
RON	JPM	05/22/15	3,167,026	806,000	770,784	—	35,216
RSD	CIT	08/27/15	21,533,580	202,956	184,570	—	18,386
THB	BRC	05/22/15	27,357,160	829,256	838,949	9,693	—
THB	SCB	04/23/15	29,166,795	887,068	895,526	8,458	—
TRY	CIT	06/22/15	2,347,904	884,000	884,708	708	—
TRY	JPM	04/24/15	1,147,742	433,000	438,919	5,919	—
TRY	JPM	04/24/15	2,267,116	856,000	866,989	10,989	—
TRY	JPM	04/24/15	2,304,328	968,000	881,220	—	86,780
TRY	JPM	04/24/15	2,447,738	975,000	936,063	—	38,937
TRY	JPM	05/12/15	4,532,787	1,784,000	1,725,339	—	58,661
UGX	BRC	07/08/15	2,791,425,000	929,545	906,450	—	23,095
UGX	CIT	05/29/15	1,370,355,000	465,000	451,650	—	13,350
UGX	CIT	08/24/15	1,434,136,000	473,000	458,974	—	14,026
UYU	CIT	04/20/15	15,117,440	598,000	580,621	—	17,379
ZAR	JPM	04/07/15	9,885,619	858,000	814,368	—	43,632
ZAR	JPM	04/07/15	10,852,134	879,000	893,989	14,989	—
ZAR	JPM	04/07/15	15,372,342	1,266,000	1,266,360	360	—
ZAR	JPM	05/18/15	11,715,887	981,000	958,707	—	22,293
ZMW	BRC	02/23/16	3,822,680	454,000	430,092	—	23,908
ZMW	CIT	09/08/15	7,426,575	975,000	904,428	—	70,572
ZMW	SCB	04/13/15	225,540	29,669	29,384	—	285
Total Forward Currency Purchase Contracts				$58,588,726	$58,015,832	$269,141	$842,035

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

March 31, 2015 (unaudited)

Forward Currency Sale Contracts open at March 31, 2015:

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
BRL	CIT	04/24/15	2,902,437	$909,000	$904,471	$4,529	$—
BRL	CIT	04/24/15	4,301,392	1,328,000	1,340,419	—	12,419
BRL	CIT	02/18/16	1,371,159	438,000	391,596	46,404	—
CNH	BRC	04/02/15	1,229,917	198,182	198,184	—	2
CNH	HSB	04/02/15	6,785,687	1,093,407	1,093,416	—	9
COP	HSB	04/09/15	3,463,012,000	1,348,000	1,331,346	16,654	—
EUR	CIT	08/27/15	168,811	202,956	181,916	21,040	—
EUR	JPM	05/04/15	789,000	885,458	848,728	36,730	—
EUR	JPM	05/22/15	1,584,039	1,730,000	1,704,364	25,636	—
EUR	JPM	05/22/15	2,489,000	2,659,297	2,678,066	—	18,769
EUR	JPM	06/08/15	794,000	882,574	854,517	28,057	—
EUR	JPM	06/23/15	775,000	842,569	834,259	8,310	—
EUR	JPM	06/23/15	2,489,000	2,660,467	2,679,317	—	18,850
HUF	JPM	04/27/15	847,205,045	3,066,195	3,030,150	36,045	—
IDR	SCB	04/13/15	10,271,940,000	777,000	783,496	—	6,496
ILS	CIT	05/04/15	3,038,855	862,087	763,641	98,446	—
ILS	JPM	05/04/15	817,674	203,000	205,475	—	2,475
ILS	JPM	05/04/15	2,436,992	600,000	612,397	—	12,397
ILS	JPM	05/04/15	3,356,800	832,382	843,538	—	11,156
JPY	CIT	06/11/15	267,241,584	2,226,000	2,230,364	—	4,364
JPY	HSB	05/18/15	93,334,010	770,000	778,688	—	8,688
JPY	SCB	04/23/15	147,934,620	1,250,504	1,233,814	16,690	—
KWD	CIT	08/06/15	291,676	996,500	967,225	29,275	—
KWD	CIT	08/18/15	1,158	3,958	3,839	119	—
KWD	CIT	08/18/15	240,471	821,000	797,235	23,765	—
KZT	JPM	04/28/15	87,492,500	403,191	461,412	—	58,221
MXN	BRC	06/19/15	7,678,152	492,000	500,888	—	8,888
RON	JPM	05/22/15	4,402,832	1,124,864	1,071,552	53,312	—
RON	JPM	06/10/15	2,138,748	555,802	520,359	35,443	—
RON	JPM	06/10/15	6,936,248	1,908,001	1,687,594	220,407	—
TRY	JPM	04/24/15	4,807,968	1,856,000	1,838,661	17,339	—
UGX	BRC	07/08/15	850,176,000	288,000	276,075	11,925	—
UGX	BRC	07/08/15	1,941,249,000	659,840	630,375	29,465	—
UGX	CIT	04/23/15	918,117,000	307,062	305,488	1,574	—
UGX	JPM	04/20/15	494,680,000	166,000	164,766	1,234	—

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (concluded)

March 31, 2015 (unaudited)

Forward Currency Sale Contracts open at March 31, 2015 (concluded):

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
ZAR	BNP	04/07/15	9,787,903	$806,000	$806,319	$—	$319
ZAR	JPM	04/07/15	4,673,252	389,000	384,978	4,022	—
ZAR	JPM	04/07/15	12,174,693	1,028,710	1,002,940	25,770	—
ZAR	JPM	04/07/15	15,340,811	1,242,000	1,263,762	—	21,762
ZAR	JPM	04/07/15	16,713,825	1,406,000	1,376,870	29,130	—
Total Forward Currency Sale Contracts				$40,219,006	$39,582,500	821,321	184,815
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$1,090,462	$1,026,850

Currency Abbreviations:
BRL	—	Brazilian Real	KWD	—	Kuwaiti Dinar
CLP	—	Chilean Peso	KZT	—	Kazakhstan Tenge
CNH	—	Yuan Renminbi	MXN	—	Mexican New Peso
CNY	—	Chinese Renminbi	MYR	—	Malaysian Ringgit
COP	—	Colombian Peso	PHP	—	Philippine Peso
DOP	—	Dominican Republic Peso	PLN	—	Polish Zloty
EGP	—	Egyptian Pound	RON	—	New Romanian Leu
EUR	—	Euro	RSD	—	Serbian Dinar
HUF	—	Hungarian Forint	THB	—	Thai Baht
IDR	—	Indonesian Rupiah	TRY	—	New Turkish Lira
ILS	—	Israeli Shekel	UGX	—	Ugandan Shilling
INR	—	Indian Rupee	UYU	—	Uruguayan Peso
JPY	—	Japanese Yen	ZAR	—	South African Rand
KRW	—	South Korean Won	ZMW	—	Zambian Kwacha

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments

March 31, 2015 (unaudited)

(a)	Principal amount denominated in respective country’s currency.

(b)	For federal income tax purposes, the aggregate cost was $172,404,312, aggregate gross unrealized appreciation was $33,758,288, aggregate gross unrealized depreciation was $19,373,989, and the net unrealized appreciation was $14,384,299.

(c)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
NTN-B	—	Brazil Sovereign “Nota do Tesouro Nacional” Series B

Portfolio holdings by industry* (as a percentage of net assets):
Alcohol & Tobacco	2.3%
Automotive	3.0
Banking	8.6
Computer Software	2.5
Energy Exploration & Production	1.9
Energy Integrated	8.5
Energy Services	2.3
Financial Services	6.8
Food & Beverages	2.3
Gas Utilities	0.9
Household & Personal Products	2.4
Insurance	3.4
Leisure & Entertainment	1.9
Manufacturing	11.5
Metals & Mining	1.0
Pharmaceutical & Biotechnology	16.2
Retail	4.0
Semiconductors & Components	2.8
Technology Hardware	10.7
Telecommunications	2.8
Subtotal	95.8
Foreign Government Obligations	11.9
Short-Term Investment	0.7
Total Investments	108.4%

*	Industry classifications may be different than those used for compliance monitoring purposes.

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments (continued)

March 31, 2015 (unaudited)

Valuation of Investments:

NAV per share is determined for the Fund on each day the NYSE is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the over-

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments (concluded)

March 31, 2015 (unaudited)

all fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of March 31, 2015:

	Unadjusted
	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	March 31, 2015
Assets:
Common Stocks*	$164,996,569	$—	$—	$164,996,569
Foreign Government Obligations*	—	20,543,566	—	20,543,566
Short-Term Investment	1,248,476	—	—	1,248,476
Other Financial Instruments**
Forward Currency Contracts	—	1,090,462	—	1,090,462
Total	$166,245,045	$21,634,028	$—	$187,879,073
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(1,026,850)	$—	$(1,026,850)

*	Please refer to Portfolio of Investments (page 7 through 8) and Notes to Portfolio of Investments (page 13) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

The Fund recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. There were no transfers into or out of Levels 1, 2 or 3 during the period ended March 31, 2015.

For further information regarding security characteristics see Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170.

Lazard Global Total Return and Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

	Position(s)	Principal Occupation(s) and Other Public Company
Name (Age)	with the Fund(1)	Directorships Held During the Past Five Years
Board of Directors:

Class I — Directors with Term Expiring in 2018
Independent Director:

Robert M. Solmson (67)	Director	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Director(2):
Charles L. Carroll (54)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2016
Independent Directors:

Kenneth S. Davidson (69)	Director	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)
Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (52)	Director	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)
TIAA-CREF Funds (62 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (43)	Director	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor
of Law (2013 – present)
Columbia Law School, Professor of Law (2008 – 2013)
Office of Council to the President, The White House, Associate Counsel to the President (2009)

Class III — Directors with Term Expiring in 2017
Independent Directors:

Franci J. Blassberg (61)	Director	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)
Cornell Law School, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Richard Reiss, Jr. (70)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)
O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Lazard Global Total Return and Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

	Position(s)	Principal Occupation(s) and Other Public Company
Name (Age)	with the Fund(1)	Directorships Held During the Past Five Years
Interested Director(2):

Ashish Bhutani (54)	Director	Investment Manager, Chief Executive Officer (2004 – present)
Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	Each Director also serves as a director of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds,” currently comprised of 41 active investment portfolios). All of the Independent Directors are also board members of Lazard Alternative Emerging Markets 1099 Fund (the “1099 Fund”), a closed-end registered management investment company advised by an affiliate of the Investment Manager.

(2)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Position(s)
Name (Age)	with the Fund(1)	Principal Occupation(s) During the Past Five Years
Officers(2):

Nathan A. Paul (42)	Vice President	Managing Director and General Counsel of the Investment Manager
and Secretary

Stephen St. Clair (56)	Treasurer	Vice President of the Investment Manager

Mark R. Anderson (44)	Chief Compliance Officer	Director and Chief Compliance Officer of the Investment Manager (since September 2014)
Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (40)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President) of the Investment Manager

Cesar A. Trelles (40)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds. Messrs. Paul and Anderson and Ms. Goldstein serve as officers of the 1099 Fund.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard Global Total Return and Income Fund, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.
P.O. Box 30170

College Station, Texas 77842-3170

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of
stockholders of Lazard Global Total Return and
Income Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza •
New York, NY 10112 • www.lazardnet.com